SUMMARY STATEMENT OF INCOME                                        EXHIBIT 99.1
AUGUST 2001
===============================================================================

                                                  CURRENT MONTH           YEAR-TO-DATE
                                               ---------------------   ----------------------
($ MILLIONS)                                      2001        2000        2001         2000
--------------------------------------------------------------------   ----------------------

REVENUE
     INTEGRATED STEEL                          $   205.9   $   293.5   $ 1,689.9    $ 2,399.3
     METAL FABRICATION                             118.4       151.3       941.6      1,153.2
     LESS: INTERSEGMENT SALES                      (13.8)      (10.8)     (110.1)       (91.9)
                                               ---------   ---------   ---------    ---------
             TOTAL REVENUE                     $   310.5   $   434.0   $ 2,521.4    $ 3,460.6
                                               =========   =========   =========    =========

PRETAX RESULTS
     INTEGRATED STEEL                          $   (47.1)  $   (26.3)  $  (373.9)   $   (26.4)
     METAL FABRICATION                               2.4         7.5         7.8         57.1
     STEEL TECHNOLOGIES                                -        (3.2)          -         (7.4)
     INTEREST EXPENSE                               (5.0)       (8.3)      (40.9)       (64.3)
     CORPORATE AND OTHER                            (1.8)       (0.7)      (10.6)       (16.5)
     LOSS ON SALE OF INVESTMENT IN AFFILIATE           -           -           -        (83.7)
     CHAP. 11 ADMINISTRATIVE EXPENSES, NET          (3.5)          -       (33.2)           -
     SPECIAL CHARGES                                   -           -      (111.0)      (207.3)
                                               ---------   ---------   ---------    ---------
         PRETAX INCOME (LOSS)                      (55.0)      (31.0)     (561.8)      (348.5)
                                               ---------   ---------   ---------    ---------

TAX (PROVISION) CREDIT                              (1.0)       (1.1)       (8.0)        (8.1)
                                               ---------   ---------   ---------    ---------

INCOME (LOSS) BEFORE EXTRAORDINARY LOSS        $   (56.0)  $   (32.1)  $  (569.8)   $  (356.6)
     EXTRAORDINARY LOSS                                -           -        (2.0)           -
                                               ---------   ---------   ---------    ---------
NET INCOME (LOSS)                              $   (56.0)  $   (32.1)  $  (571.8)   $  (356.6)
                                               =========   =========   =========    =========
EPS                                            $   (0.54)  $   (0.33)  $   (5.52)   $   (3.62)
                                               =========   =========   =========    =========

SUMMARY STATEMENT OF CASH FLOWS                                    EXHIBIT 99.1
AUGUST 2001

================================================================================

                                                               YEAR-TO-DATE
                                                               ------------
($ MILLIONS)                                       MONTH         ACTUAL
----------------------------------------------------------      --------
ACTIVITY
     INCOME FROM CONTINUING OPERATIONS             $(56.0)      $(571.8)
     EXTRAORDINARY LOSS                                 -           2.0
     SPECIAL CHARGES                                    -         111.0
     DEPRECIATION AND AMORTIZATION                   24.3         195.6
     PENSION FUNDING (MORE) LESS THAN EXPENSE         4.1          31.8
     OPEB PAYMENTS (MORE) LESS THAN EXPENSE          (2.6)        (19.4)
     VEBA RECOVERIES                                    -           4.0
     CHANGES IN RECEIVABLES, INVENTORY
         AND PAYABLES                                15.8         362.2
     CHANGES IN OTHER ASSETS AND LIABILITIES         13.5         (40.8)
                                                   ------        ------
         OPERATING ACTIVITY                          (0.9)         74.6
     PROPERTY ADDITIONS                              (5.6)        (54.1)
     INVESTMENTS IN STEEL-RELATED BUSINESSES         (1.1)        (12.0)
                                                   ------        ------
         CHANGE IN CASH AND CASH EQUIVALENTS
             BEFORE CHANGE IN DEBT                   (7.6)          8.5
             CHANGE IN BORROWINGS                    13.0         (21.5)
                                                   ------        ------
         CHANGE IN CASH AND CASH EQUIVALENTS          5.4         (13.0)
BEGINNING CASH AND CASH EQUIVALENTS                  50.0          68.4
                                                   ------        ------
ENDING CASH AND CASH EQUIVALENTS                   $ 55.4        $ 55.4
                                                   ======        ======

SUMMARY BALANCE SHEET                                              EXHIBIT 99.1
AUGUST 2001

================================================================================

                                               August 31,     December 31,
($ MILLIONS)                                      2001          2000
--------------------------------------------------------------------------------

CURRENT ASSETS
      CASH AND CASH EQUIVALENTS                 $   55.4      $   68.4
      RECEIVABLES                                  428.8         494.8
      INVENTORIES                                  725.7         970.9
      PREPAID EXPENSES, DEPOSITS AND OTHER          33.1          24.9
                                                --------      --------
                                                 1,243.0       1,559.0
                                                --------      --------
NONCURRENT ASSETS
      PROPERTY, PLANT AND EQUIPMENT              3,082.2       3,248.7
      INVESTMENTS IN AFFILIATES                    116.3         106.0
      OTHER NONCURRENT ASSETS                      411.6         444.4
                                                --------      --------
                                                 3,610.1       3,799.1
                                                --------      --------
TOTAL ASSETS                                    $4,853.1      $5,358.1
                                                ========      ========



CURRENT LIABILITIES
      ACCOUNTS PAYABLE                          $  127.4      $   45.4
      ACCRUED EMPLOYEE COMPENSATION                 81.3          55.9
      ACCRUED LIABILITIES AND OTHER                107.8          53.1
      CURRENT DEBT                                 645.9         667.4
                                                --------      --------
                                                   962.4         821.8
                                                --------      --------
NONCURRENT LIABILITIES
      POSTEMPLOYMENT HEALTH CARE BENEFITS           45.8          45.6
      PENSION BENEFITS                               3.5           4.1
      OTHER EMPLOYEE BENEFITS                        1.8           1.3
      OTHER                                         34.9          50.7
                                                --------      --------
                                                    86.0         101.7
                                                --------      --------
LIABILITIES SUBJECT TO COMPROMISE                3,774.8       3,858.1
TOTAL SHAREHOLDERS' EQUITY                          29.9         576.5
                                                --------      --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $4,853.1      $5,358.1
                                                ========      ========